Exhibit 99.1

Point Biopharma Global Inc.

Unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

Point Biopharma Inc. (“Old POINT”) was incorporated under the General Corporation Law of the State of Delaware on September 18, 2019 under the name of Point Theranostics Inc. before amending its name to Point Biopharma Inc. on November 22, 2019. Old POINT is a clinical-stage global pharmaceutical company focused on the development and commercialization of radioligand therapies for the treatment of cancer.

Therapeutics Acquisition Corp. d/b/a Research Alliance Corp. I, (“RACA) was a special purpose acquisition corporation incorporated on April 15, 2020 as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

The following unaudited pro forma condensed combined balance sheet of Old POINT and RACA as of March 31, 2021 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and the period ended December 31, 2020 present the combination of the financial information of Old POINT and RACA after giving effect to the business combination agreement dated March 15, 2021, PIPE Financing and related adjustments described in the accompanying notes referred to herein as the “Business Combination”. On June 30, 2021 the Business Combination was completed.

The unaudited pro forma condensed combined balance sheet as of March 31, 2021 gives pro forma effect to the Business Combination as if it had occurred on March 31, 2021. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and the period ended December 31, 2020 give effect to the Business Combination as if it had occurred on January 1, 2020.

The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with the audited and unaudited historical financial statements and the notes thereto of Old POINT and the audited and unaudited historical financial statements and the notes thereto of RACA, and their respective Management’s Discussion and Analysis of financial condition and results of operations, all of which were included in RACA’s definitive proxy statement/prospectus dated June 4, 2021 (the “the Definitive Proxy Statement”)  and are incorporated herein by reference.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect New POINT’s financial condition or what the results of operations would have been had the Business Combination and PIPE Financing occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information may also not be useful in predicting the future financial condition and results of operations of New POINT. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of June 30, 2021 and are subject to change as additional information becomes available and analyses are performed.

Description of the Business Combination

On June 30, 2021, the Business Combination was completed and the following steps were taken:

•	Merger Sub merged with and into Old POINT, with Old POINT as the surviving company in the Business Combination and, after giving effect to the Business Combination, Old POINT is a wholly owned subsidiary of RACA. RACA was renamed “Point BioPharma Global Inc.” (together with its consolidated subsidiaries, “New POINT”). In accordance with the terms of the Business Combination Agreement, (i) each share and vested equity award of Old POINT outstanding prior to Closing was is exchanged for shares of New POINT Common Stock or comparable vested equity awards that are settled or are exercisable for shares of New POINT Common Stock, as applicable, based on an implied Old POINT vested equity value of $585,000,000 (which is equal to an exchange ratio of approximately 3.59-for-1) and (ii) all unvested equity awards of Old POINT were exchanged for comparable unvested equity awards settled or exercisable for shares of New POINT Common Stock, as applicable, determined based on the same exchange ratio.

•	As per RACA’s Certificate of Incorporation, all issued and outstanding RACA Class B Shares were exchanged for RACA Class A Shares on a one-for-one basis immediately upon the consummation of the merger.

•	All RACA Class A Shares were exchanged on a one-for-one basis for common shares in New POINT.

•	In connection with the foregoing and concurrently with the execution of the Business Combination Agreement, RACA entered into Subscription Agreements with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors purchased an aggregate of 16,500,000 shares of RACA Class A Common Stock at a price of $10.00 per share, for aggregate gross proceeds of $165,000,000 (the “PIPE Financing”). The PIPE Financing was completed concurrently with the closing of the Business Combination.

•	1,394,131 shares of Class A Common Stock were redeemed by RACA’s shareholders in conjunction with the shareholder vote on the Business Combination contemplated by the Business Combination Agreement at a meeting held on June 29, 2021.

•	Substantially all of the directors and officers of Old POINT immediately prior to the close of the Business Combination became the directors and officers of New POINT.

Accounting for the Share Exchange

The merger is accounted for as a “reverse recapitalization” in accordance with U.S. generally accepted accounting principles (“US GAAP”). Under this method of accounting, Old POINT is treated as the accounting acquirer (legal acquiree), while RACA is the accounting acquiree (legal acquirer) for financial reporting purposes. This determination is primarily based on the fact that Old POINT’s shareholders have a majority of the voting power of New POINT, Old POINT’s shareholders comprise a majority of the governing body of New POINT, and Old POINT’s senior management comprise substantially all of the senior management of New POINT. Accordingly, for accounting purposes, the merger is treated as the equivalent of Old POINT issuing shares for the net assets of RACA, accompanied by a recapitalization. The net assets of RACA are stated at historical costs. No goodwill or other intangible assets is recorded.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and directly attributable to the Business Combination, are factually supportable and are expected to have a continuing impact on the results of the combined company. The adjustments presented on the unaudited pro forma condensed combined financial statements are based on currently available information and certain assumptions that both RACA and Old POINT believe are reasonable under the circumstances. The unaudited condensed pro forma adjustments may be revised as additional information becomes available.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. Reliance should not be placed on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined, or the future results that New POINT will experience. RACA and Old POINT have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

All dollar amounts, or unless otherwise specified, are expressed in US dollars (“US” or “$”) which is the presentation currency of both Old POINT and RACA.

As a result of the Business Combination, the former shareholders of Old POINT, RACA and PIPE investors own approximately 63.9%, 17.8% and 18.3%, respectively, of New POINT. For a detailed understanding of the pro forma adjustments and the total basic and diluted shares outstanding as a result of the Business Combination, see Notes 2 and 4 to these unaudited pro forma condensed combined financial statements. The pro forma adjustments have been prepared excluding the impact of post balance sheet events that are not the result of the Business Combination.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION

As at March 31, 2021

(in US dollars)

	Therapeutics Acquisition Corp.	POINT Biopharma Inc.	Pro Forma Adjustments	Note 2	Pro Forma Condensed Combined
ASSETS
Current assets
Cash	699,534	—	135,709,741	a)	281,034,501
			(7,348,037)	b)
			(18,927,142)	c)
			(13,942,647)	e)
			165,000,000	j)
			19,843,052	l)
Cash and cash equivalents	—	19,843,052	(19,843,052)	l)	—
Deferred financing costs	—	1,553,499	(1,553,499)	c)	—
Prepaid expenses	88,817	—	4,555,236	l)	4,644,053
Prepaid expenses and other current assets	—	4,555,236	(4,555,236)	l)	—
Total current assets	788,351	25,951,787	258,938,416		285,678,554

Marketable securities held in trust account	135,709,741	—	(135,709,741)	a)	—
Property, plant and equipment	—	12,698,122	—		12,698,122
TOTAL ASSETS	136,498,092	38,649,909	123,228,675		298,376,676

LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	352,744	3,373,990	(439,490)	b)	3,287,244
Accrued expenses	754,809	2,971,051	(2,159,047)	b)	1,566,813
Deferred underwriting commissions, current	4,749,500	—	(4,749,500)	b)	—
Income taxes payable	—	128,307	—		128,307
Mortgage payable, net of debt discount	—	3,553,459	—		3,553,459
Total current liabilities	5,857,053	10,026,807	(7,348,037)		8,535,823

TOTAL LIABILITIES	5,857,053	10,026,807	(7,348,037)		8,535,823

Class A Common stock subject to possible redemption, 12,564,103 shares at $10.00 per share	125,641,030	—	(13,942,647)	e)	—
			(111,698,383)	f)

STOCKHOLDERS' EQUITY
Class A common stock, $0.0001 par value; 100,000,000 shares authorized, 1,477,297 shares issued and outstanding (excluding 12,564,103 shares subject to possible redemption) at March 31, 2021	148	—	339	d)	—
			1,117	f)
			1,650	j)
			(3,254)	k)
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 3,392,500 shares issued and outstanding at March 31, 2021	339	—	(339)	d)	—
New POINT Common Stock, $0.0001 par value			5,758	g)	9,012
			3,254	k)
Common shares, par value $0.001 per share, 50,000,000 authorized, 16,051,884 issued and outstanding as at March 31, 2021	—	16,052	(16,052)	g)	—
Additional paid-in-capital	6,710,075	47,773,698	(15,464,896)	c)	315,025,216
			111,697,266	f)
			(1,710,553)	g)
			16,052	g)
			(5,758)	g)
			164,998,350	j)
			1,010,982	i)
Accumulated deficit	(1,710,553)	(19,166,648)	(5,015,745)	c)	(25,193,375)
			1,710,553	g)
			(1,010,982)	i)
TOTAL STOCKHOLDERS' EQUITY	5,000,009	28,623,102	256,217,742		289,840,853

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	136,498,092	38,649,909	123,228,675		298,376,676

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF LOSS

For the three months ended March 31, 2021

(in US dollars)

	Therapeutics Acquisition Corp. for the period three months March 31, 2021	POINT Biopharma Inc. for the three months ended March 31, 2021	Pro Forma Adjustments	Note 2	Pro Forma Condensed Combined
Operating expenses
Research and development	—	4,269,298	—		4,269,298
Formation and operating costs	1,402,386	—	—		1,402,386
General and administrative	—	1,464,692	—		1,464,692
Loss from operations	1,402,386	5,733,990	—		7,136,376
Other income (expenses)
Interest earned on marketable securities held in trust account	3,346	—			3,346
Finance costs	—	(2,799)	—		(2,799)
Foreign currency loss	—	(7,207)	—		(7,207)
Net loss before income taxes	1,399,040	5,743,996	—		7,143,036
Provision for income taxes	—	(40,425)	—		(40,425)
Net loss	1,399,040	5,784,421	—		7,183,461
Basic and diluted net loss per Class A shares, per Old POINT common share and per New POINT common share	$—	$0.37			$0.08
Weighted average shares outstanding of Class A redeemable common stock and common shares	13,570,000	15,799,284			89,215,742
Basic and diluted net loss per Class B shares	$0.36
Weighted average shares outstanding of Class B non-redeemable common stock	3,863,900

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF LOSS

For the period ended December 31, 2020

(in US dollars)

	Therapeutics Acquisition Corp. for the period from April 15, 2020 (Inception) through to December 31, 2020	POINT Biopharma Inc. for the year ended December 31, 2020	Pro Forma Adjustments	Note 2	Pro Forma Condensed Combined
Operating expenses
Research and development	—	9,142,156	1,010,982	m)	10,153,138
Formation and operating costs	317,908	—	—		317,908
General and administrative	—	3,972,649	5,015,745	n)	8,988,394
Loss from operations	317,908	13,114,805	6,026,727		19,459,440
Other income (expenses)
Interest earned on marketable securities held in trust account	6,395	—			6,395
Finance costs	—	(5,354)	—		(5,354)
Foreign currency loss	—	(164,962)	—		(164,962)
Net loss before income taxes	311,513	13,285,121	6,026,727		19,623,361
Provision for income taxes	—	(87,882)	—		(87,882)
Net loss	311,513	13,373,003	6,026,727		19,711,243
Basic and diluted net loss per Class A shares, per Old POINT common share and per New POINT common share	$—	$1.24			$0.28
Weighted average shares outstanding of Class A redeemable common stock and common shares	13,570,000	10,783,895			71,068,964
Basic and diluted net loss per Class B shares	$0.09
Weighted average shares outstanding of Class B non-redeemable common stock	3,708,573

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(Expressed in US dollars)

1.	Accounting policies

Management will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of New POINT. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

The unaudited pro forma condensed combined financial statements include all adjustments necessary for the fair presentation of the unaudited pro forma condensed combined financial statements in accordance with the recognition and measurement principles of US GAAP as issued by the Financial Accounting Standards Board (“FASB”).

2.	Pro forma adjustments and assumptions related to the Business Combination

The unaudited pro forma condensed combined financial statements include the following pro forma adjustments:

Pro Forma Condensed Combined Statement of Financial Position

a)	Cash released from trust

Adjustment to transfer $135,709,741 of marketable securities held by RACA in trust and converted into cash resources upon close of the Business Combination.

Included in the historical income statement of RACA for the periods ended December 31, 2020 and March 31, 2021 are $6,395 and $3,346, respectively, of interest earned on marketable securities held by RACA in trust. This income will not affect the income statement of the combined company beyond 12 months after the Business Combination.

b)	Deferred underwriter commission and other transaction costs included on the historical balance sheet

Adjustment relates to the payment of a) deferred underwriting commission of $4,749,500 related to the July 10, 2020 initial public offering of RACA shares and b) $439,490 and $2,159,047 of accounts payable and accrued liabilities, respectively, related to transaction costs recorded as at March 31, 2021. This amount has been recognized as a decrease in cash, deferred underwriting commissions liability, accounts payable and accrued liabilities.

c)	Transaction costs

Adjustment to decrease cash by $18,927,142 and additional paid-in capital for the estimated direct and incremental transaction costs of $13,911,397 incurred in connection with the proceeds raised from the Business Combination. The direct and incremental transaction costs were comprised of investment banker, legal, audit, tax, accounting and listing fees. Adjustment includes $5,015,745 of costs that are not direct or incremental to the proceeds raised in connection with the Business Combination (see note 2 (n)).

Adjustment to decrease deferred financing fees and additional paid-in capital for the direct and incremental transactions costs of $1,553,499 incurred in the historical financial statements of Old POINT. The direct and incremental transaction costs were comprised of legal, audit, and accounting fees.

d)	Automatic conversion of RACA Class B shares into Class A common shares

Adjustment of $339 relates to the conversion of 3,392,500 RACA Class B shares with a par value of $0.0001 into Class A common shares with a par value of $0.0001 on a one-to-one basis.

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(Expressed in US dollars)

e)	Redemption of RACA Class A common shares

This adjustment related to the redemption of 1,394,131 RACA Class A Shares, at a redemption price of approximately $10.00. The adjustment is to reduce each of cash and RACA Class A common shares subject to redemption by $13,942,647.

f)	Reclassification of RACA Class A common shares subject to possible redemption

This adjustment relates to the reclassification of the remaining 11,169,972 RACA Class A common shares subject to redemption, with a par value of $0.0001 into RACA Class A common stock, resulting in increase in RACA Class A common stock not subject to redemption of $1,117 and an increase of additional paid-in capital of $111,697,226.

g)	Reverse recapitalization

The merger will be accounted for as a “reverse recapitalization” in accordance with US GAAP. Under this method of accounting POINT will be treated as the accounting acquirer (legal acquiree) while RACA will be the accounting acquiree (legal acquirer) for financial reporting purposes. This determination is primarily based on the fact that subsequent to the merger, the existing shareholder of Old POINT have the majority of the voting power of New POINT, Old POINT appointed a majority of the governing body of the combined company, and Old POINT's senior management comprises substantially all of the senior management of New POINT. Accordingly, for accounting purposes, the merger is treated as a reverse recapitalization with Old POINT issuing shares for the net assets of RACA, accompanied by a recapitalization. The net assets of RACA are stated at historical costs. No goodwill or other intangible assets is recorded. The pro forma adjustment of the reverse recapitalization is as follows:

•	An adjustment to eliminate RACA's accumulated deficit of $1,710,553 and eliminate Old POINT's common stock balance of $16,052.
•	Using an exchange ratio of approximately 3.59-for-1 the total number of New POINT common shares issued to Old POINT shareholders is 57,582,025. Based on a par value of $0.0001, the adjustment to New POINT Common Stock balance is $5,758.

h)	Conversion of Old POINT options into New POINT options

As Old POINT option holders are kept whole before and after the transaction, with no significant changes to the relevant terms and conditions, no pro forma adjustment was made for the exchange of options.

i)	Accelerated vesting of Old POINT stock options due to the Business Combination

The Business Combination resulted in 75,000 stock options, granted during the three months ended March 31, 2021, experiencing accelerated vesting. The adjustment is an increase to additional paid-in capital and accumulated deficit for the remaining unrecognized share-based compensation of the options of $1,010,982. This is based on a Black-Scholes-Merton value of approximately $13.94 per share for a total fair value of $1,045,350 less share-based compensation expense recognized during the three months ended March 31, 2021 of $34,368. See below for the inputs used in the Black-Scholes model:

Stock price	$25
Exercise price	$25
Time to maturity	5.4 years
Annual risk-free interest rate	0.72%
Annualized volatility	65%

j)	Private placement

Reflects an adjustment related to the subscription of RACA Class A shares. On March 15, 2021, the PIPE Investors entered into the PIPE Financing to purchase 16,500,000 shares of RACA Class A shares at a price of $10.00 per share. On June 30, 2021 the PIPE Financing was completed. This is recognized as an increase of $165,000,000 to cash, $1,650 to RACA Class A common shares using $0.0001 par value per share, and $164,998,350 to additional paid-in capital.

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(Expressed in US dollars)

k)	Conversion of RACA Class A shares into New POINT Common Stock

Reflects an adjustment related to the conversion of all RACA Class A common stock, with a par value of $0.0001 into New POINT Common Stock, with a par value of $0.0001. This resulted in a decrease to RACA Class A common stock and an increase to New POINT Common Stock for the par value.

l)	Reclassification of financial statement line items

Adjustment related to the reclassification of financial statement line items on the pro forma condensed combined statement of financial position to ensure presentation alignment with the RACA financial statements.

Pro Forma Condensed Combined Statement of Loss

m)	Accelerated vesting of Old POINT stock options due to the Business Combination

The adjustment is an increase to research and development expenses by nil for the three months ended March 31, 2021 and $1,010,982 for the period ended December 31, 2020 for unrecognized share-based compensation expense due to accelerated vesting of Old POINT stock options as discussed in note 2 i) above. Included within research and development expenses in the historical income statement of Old POINT for the three months ended March 31, 2021 is $34,368 of share-based compensation expense related to these stock options.

n)	Transaction costs

Adjustment to increase general and administrative expenses by nil for the three months ended March 31, 2021 and $5,015,745 for the period ended December 31, 2020 represents the estimated costs incurred that are not considered to be direct or incremental to the proceeds raised in connection with the Business Combination. In addition, costs of $1,314,393 and nil, are included in the historical income statement of RACA and Old POINT for the three months ended March 31, 2021 and the period ended December 31, 2020, respectively, and are not considered to be direct or incremental to the proceeds raised in connection with the Business Combination. These costs relate to RACA’s pre-transaction financial statements and consist primarily of legal costs and POINT’s corporate expenses in the normal course of business comprised of accounting, consulting, insurance and board retainer fees. These costs will not affect New POINT’s income statement beyond 12 months after the Business Combination.

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(Expressed in US dollars)

3.	Continuity of common stock, additional paid-in capital, options, and warrants

Below is a summary of the share capital, and options immediately after the Business Combination.

Continuity of common stock and additional paid-in capital

	Number of Shares				Par Value
	RACA Class A	RACA Class B	Old POINT	New POINT common shares	RACA Class A	RACA Class B	Old POINT	New POINT common shares	Additional Paid-in Capital
RACA balance, March 31, 2021	1,477,297	3,392,500	—	—	148	339	—	—	6,710,075
Class A Common stock subject to possible redemption, 12,564,103 shares at $10.00 per share, net 1,394,131 of Class A common stock redeemed	11,169,972	—	—	—	1,117	—	—	—	111,697,266
Automatic conversion of RACA Class B shares into Class A common shares	3,392,500	(3,392,500)	—	—	339	(339)	—	—	—
Private placement of RACA shares	16,500,000	—	—	—	1,650	—	—	—	164,998,350
Elimination of RACA accumulated deficit	—	—	—	—	—	—	—	—	(1,710,553)
Conversion of RACA Class A shares to New POINT Biopharma common shares at a conversion ratio of 1:1	(32,539,769)	—	—	32,539,769	(3,254)	—	—	3,254	—
	—	—	—	32,539,769	—	—	—	3,254	281,695,138
Old POINT balance, March 31, 2021	—	—	16,051,884	—	—	—	16,052	—	47,773,698
Conversion of Old POINT common shares into New POINT Biopharma common shares at a conversion ratio of 3.59:1	—	—	(16,051,884)	57,582,025	—	—	(16,052)	5,758	10,294
Accelerated vesting of Old POINT options due to the Business Combination	—	—	—	—	—	—	—	—	1,010,982
Transaction costs	—	—	—	—	—	—	—	—	(15,464,896)
Ending balance, March 31, 2021	—	—	—	90,121,794	—	—	—	9,012	315,025,216

Continuity of options outstanding

	Old POINT Options	New POINT Options
RACA balance, Mar 31, 2021	—	—
Old POINT options outstanding, March 31, 2021	741,006	—
Transfer of Old POINT options to New Point Biopharma options as at conversion ratio of 3.59:1	(741,006)	2,658,164
Ending balance, March 31, 2021	—	2,658,164

4.	Pro forma loss per share

For purposes of the pro forma, the pro forma loss per share figures have been calculated using the pro forma weighted average number of shares which would have been outstanding for the year ended December 31, 2020 and the three months ended March 31, 2021, assuming the completion of the Business Combination on January 1, 2020.

Basic and diluted net loss per share is calculated by dividing the net loss for the period by the pro forma weighted average number of common shares that would have been outstanding during the periods using the treasury stock method. The weighted average number of common shares was determined by taking the historical weighted average number of common shares outstanding of each of RACA and POINT and adjusting for PIPE Financing, the redemption of the RACA Class A shares, and New POINT common shares issued under the Business Combination:

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(Expressed in US dollars)

Loss per share and weighted average number of shares for the three months ended March 31, 2021

For the three months ended Mar 31, 2021
Pro forma net loss	$7,183,461
Basic and diluted weighted average number of common shares outstanding	89,215,742
Loss per share - basic and diluted	$0.08

Number of New POINT common shares
RACA weighted average number of Class A redeemable common stock, as of Mar 31, 2021	13,570,000
RACA weighted average number of Class B redeemable common stock and founders shares not subject to redemption after being automatically converted on 1:1 basis for RACA Class A common stock, as of Mar 31, 2021	3,863,900
Redemption of RACA Class A common shares, subject to redemption	(1,394,131)
Private placement of RACA shares	16,500,000
32,539,769
Conversion of RACA shares into New POINT common shares at a conversion ratio of 1:1	32,539,769
Conversion of Old POINT common shares into New POINT common shares at a conversion ratio of 3.59:1	56,675,973
Total weighted average number of New POINT common shares outstanding	89,215,742

Loss per share and weighted average number of shares for the period ended December 31, 2020

For the period ended December 31, 2020
Pro forma net loss	$19,711,243
Basic and diluted weighted average number of common shares outstanding	71,068,964
Loss per share - basic and diluted	$0.28

Number of New POINT common shares
RACA weighted average number of Class A redeemable common stock, as of December 31, 2020	13,570,000
RACA weighted average number of Class B redeemable common stock and founders shares not subject to redemption after being automatically converted on 1:1 basis for RACA Class A common stock, as of December 31, 2020	3,708,573
Redemption of RACA Class A common shares	(1,394,131)
Private placement of RACA shares	16,500,000
32,384,442
Conversion of RACA shares into New POINT common shares at a conversion ratio of 1:1	32,384,442
Conversion of Old POINT common shares into New POINT common shares at a conversion ratio of 3.59:1	38,684,522
Total weighted average number of New POINT common shares outstanding	71,068,964